CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of U.S. Home & Garden Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2003 (the "Report"), I, Robert Kassel, as President, Chief Executive Officer and Treasurer (Principal Financial Officer)of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Robert  Kassel
                                    --------------------------------------------
                                    Robert Kassel
                                    President, Chief Executive  Officer and
                                    Treasurer (Principal Executive and Financial
                                    Officer)


Dated: February 17, 2004